UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 23, 2024

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

BD held its 2024 Annual Meeting on January 23, 2024. The final voting results for each of the matters submitted to a vote of shareholders at the 2024 Annual Meeting are as follows:

Proposal No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
William M. Brown	232,549,951	6,311,081	1,244,917	19,246,627
Catherine M. Burzik	231,318,888	7,558,702	1,228,359	19,246,627
Carrie L. Byington	237,709,879	1,158,292	1,237,778	19,246,627
R. Andrew Eckert	232,126,013	6,687,849	1,292,087	19,246,627
Claire M. Fraser	229,100,818	9,779,412	1,225,719	19,246,627
Jeffrey W. Henderson	217,319,375	21,431,616	1,354,959	19,246,627
Christopher Jones	225,625,295	13,164,009	1,316,646	19,246,627
Thomas E. Polen	222,041,619	16,270,308	1,794,022	19,246,627
Timothy M. Ring	233,833,749	4,991,411	1,280,789	19,246,627
Bertram L. Scott	218,378,674	20,482,682	1,244,593	19,246,627
Joanne Waldstreicher	238,331,834	546,550	1,227,565	19,246,627

Proposal No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2024 was ratified by the shareholders by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
241,651,090	14,886,637	2,814,849	N/A

Proposal No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
220,789,127	17,666,312	1,650,510	19,246,627

ITEM  9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: January 26, 2024